                                                                     EXHIBIT 3.1

Microfilm Number ____________________                   Filed with the Department of State on ______________________________________

Entity Number _______________________                   ____________________________________________________________________________
                                                                        SECRETARY OF THE COMMONWEALTH

                       CERTIFICATE OF LIMITED PARTNERSHIP
                             DSCB:15-8511 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. (S) 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:


1.   The name of the limited partnership is:    Anthony Sales & Leasing, L.P.
                                              --------------------------------

2. The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a) 1165 Camp Hollow Road  West Mifflin,  Pennsylvania  15122   Allegheny
         ---------------------------------------------------------------------
         Number and Street        City           State        Zip     County

     (b) c/o:_________________________________________________________________
               Name of Commercial Registered Office Provider          County


For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.


The name and business address of each general partner of the partnership is:

     Name                                                     Address
Anthony Crane Rental, Inc.                1165 Camp Hollow Road, West Mifflin, Pennsylvania 15122
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

   X    The formation of the limited partnership shall be effective upon filing
 -----
        this Certificate of Limited Partnership in the Department of State.

_____   The formation of the limited partnership shall be effective on:

     _______________________________ at _____________________________________
               Date                             Hour


------------------------------                ----------------------------------
Signature                                            Signature



------------------------------                ----------------------------------
Signature                                            Signature

Microfilm Number ______________________                           Filed with the Department of State on  June 20, 1996
                                                                                                        --------------

Entity Number _________________________                           __________________________________________________
                                                                           Secretary of the Commonwealth

                  CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP
                             DSCB:15-8512 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. (S) 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

The name of the limited partnership is:   Anthony Sales and Leasing, L.P.
                                          ---------------------------------

-----------------------------------------------------------------------------

     The date of filing of the original Certificate of Limited Partnership is:   June 5, 1996
                                                                              --------------------
(CHECK, AND IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING):
   X    The amendment adopted by the limited partnership, set forth in full, is as follows:
 -----

        The name of the limited partnership is changed to:

                   Anthony Crane Sales & Leasing, L.P.







_____   The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

(CHECK, AND IF APPROPRIATE, COMPLETE ONE OF THE FOLLOWING):

   X    The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.
 -----

 _____  The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.

 _____  The amendment shall be effective on ___________________________ at _______________________________________.
                                                   Date                             Hour

(CHECK IF THE AMENDMENT RESTATES THE CERTIFICATE OF LIMITED PARTNERSHIP):

   X    The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all
 -----
        amendments thereto.

        IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment  to be executed on the 18th day of June, 1996.
                ----        ----    --


                                                ANTHONY SALES AND LEASING, L.P.
                                                -------------------------------
                                                         (Name of Partnership)

                               BY:  ANTHONY CRANE RENTAL, INC., GENERAL PARTNER

                               BY:   /s/  David W. Mahokey
                               ------------------------------------------------
                                     David W. Mahokey               (Signature)

                            TITLE: Chief Financial Officer
                                   -----------------------


Microfilm Number ________________                  Filed with the Department of State on _____________________________________

Entity Number ___________________                  ___________________________________________________________________________
                                                                        Secretary of the Commonwealth


                  CERTIFICATE OF AMENDMENT-LIMITED PARTNERSHIP
                             DSCB:15-8512 (Rev 90)

     In compliance with the requirements of 15 Pa.C.S. (S) 8512 (relating to certificate of amendment), the undersigned limited partnership, desiring to amend its Certificate of Limited Partnership, hereby certifies that:

1.       The name of the limited partnership is:   Anthony Crane Sales & Leasing, L.P.
                                                  ------------------------------------

2.       The date of filing of the original Certificate of Limited Partnership is: June 5, 1996
                                                                                  -------------

3.       (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

   X     The amendments adopted by the limited partnership, set forth in full, is as follows:
 -----


         The new name of the limited partnership is "Anthony Crane Rental Holdings, L.P."
         -------------------------------------------------------------------------------

  _____  The amendment adopted by the limited partnership is set forth in full in Exhibit A attached hereto and made a part hereof.

4.       (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

   X    The amendment shall be effective upon filing this Certificate of Amendment in the Department of State.
 -----

 _____  The amendment shall be effective on: ___________________________________ at _____________________________________
                                                       Date                                  Hour

5.      (CHECK IF THE AMENDMENT RESTATES THE CERTIFICATE OF LIMITED PARTNERSHIP):

   X    The restated Certificate of Limited Partnership supersedes the original Certificate of Limited Partnership and all
 -----
        amendments thereto.


        IN TESTIMONY WHEREOF, the undersigned limited partnership has caused this Certificate of Amendment to be executed this 17  of July, 1998.

                                   ANTHONY CRANE SALES & LEASING, L.P.
                                   By:  Anthony Crane Rental, Inc.
                                   Its:  General Partner


                                   By:  /s/ David W. Mahokey
                                       ------------------------------
                                       David W. Mahokey, Chief Financial Officer